Finance Receivables and Operating Leases	12 Months Ended
Dec. 31, 2018
Leases [Abstract]
Finance Receivables and Operating Leases
6.	Finance Receivables and Operating Leases

Finance receivables represent financing leases which consist of sales-type leases and direct-financing leases resulting from the sales of Canon’s and complementary third-party products. These receivables typically have terms ranging from 1 year to 7 years. The components of the finance receivables, which are included in prepaid expenses and other current assets, and other assets in the accompanying consolidated balance sheets, are as follows:

	December 31
	2018	2017
	(Millions of yen)
Total minimum lease payments receivable	351,198	361,686
Unguaranteed residual values	12,661	15,055
Executory costs	(2,112)	(2,216)
Unearned income	(31,007)	(32,286)

	330,740	342,239
Less allowance for credit losses	(2,675)	(2,681)

	328,065	339,558
Less current portion	(111,629)	(120,186)

	216,436	219,372

The activity in the allowance for credit losses is as follows:

	Years ended December 31
	2018	2017
	(Millions of yen)
Balance at beginning of year	2,681	2,325
Charge-offs	(1,284)	(1,523)
Provision	938	1,436
Translation adjustments and other	340	443

Balance at end of year	2,675	2,681

Canon has policies in place to ensure that its products are sold to customers with an appropriate credit history, and continuously monitors its customers’ credit quality based on information including length of period in arrears, macroeconomic conditions, initiation of legal proceedings against customers and bankruptcy filings. The allowance for credit losses of finance receivables are evaluated collectively based on historical experience of credit losses. An additional reserve for individual accounts is recorded when Canon becomes aware of a customer’s inability to meet its financial obligations, such as in the case of bankruptcy filings. Finance receivables which are past due or individually evaluated for impairment at December 31, 2018 and 2017 are not significant.

The cost of equipment leased to customers under operating leases included in property, plant and equipment, net at December 31, 2018 and 2017 was ¥120,457 million and ¥103,078 million, respectively. Accumulated depreciation on equipment under operating leases at December 31, 2018 and 2017 was ¥82,698 million and ¥78,307 million, respectively.

The following is a schedule by year of the future minimum lease payments to be received under financing leases and noncancelable operating leases at December 31, 2018.

	Financing leases	Operating leases
	(Millions of yen)
Year ending December 31:
2019	127,068	9,207
2020	98,772	6,409
2021	66,719	2,917
2022	37,181	1,202
2023	14,792	317
Thereafter	6,666	60

	351,198	20,112

Canon has a syndication arrangement to sell its entire interests in finance receivables to a third-party financial institution. The transactions under the arrangement are accounted for as sales in accordance with ASC 860 “Transfers and Servicing.” The finance receivables sold and derecognized from its consolidated balance sheet was ¥21,909 million during the year ended December 31, 2018 and the amount remained uncollected was ¥22,956 million as of December 31, 2018. This amount includes uncollected finance receivables which were sold before 2018. Cash proceeds from the transaction are included in other, net under the cash flow from operating activities in the consolidated statement of cash flows. Canon continues to provide collection and administrative services for the financial institution. The amount associated with the servicing liability measured at fair value was not material as of December 31, 2018. Canon also retains limited recourse obligations which cover credit defaults. The recourse obligation was not material as of December 31, 2018.

There were no significant transfers of finance receivables for the years ended December 31, 2017 and 2016.